UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report

November 30, 2016

Investment Adviser

Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York  10020

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	17

STATEMENTS OF ASSETS AND LIABILITIES	36

STATEMENTS OF OPERATIONS	38

STATEMENTS OF CHANGES IN NET ASSETS	40

FINANCIAL HIGHLIGHTS	44

NOTES TO FINANCIAL STATEMENTS	48

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	60

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	61

NOTICE OF PRIVACY POLICY & PRACTICES	66

ADDITIONAL INFORMATION	67

Dear Shareholder:

Politics turned out to be one of the biggest surprises for 2016, though market reactions were counter-intuitively positive. The United Kingdom’s (“U.K.”) vote to exit the European Union (“Brexit”) created a short-lived sell-off, but markets soon recovered on the expectation that policymakers would flood banking systems with fiscal and monetary stimulus programs to offset the potentially negative impacts from the U.K.’s Brexit. Five months later, Donald Trump’s surprise electoral victory in the U.S. presidential election sent an even greater shockwave to the status quo, but financial markets reacted with a powerful stock rally as the potential benefits of the new administration’s pro-growth initiatives were deemed to outweigh the uncertainties over trade and other issues. Financial markets also took Italian voters’ thundering rejection of Prime Minister Renzi’s constitutional reform well, even though it is likely to result in a period of political paralysis. Interestingly, by mid-2017, four of the top five Western economies will have new leaders (United States, U.K., France, and Italy). Change, as it had turned out, was the operative word for 2016.

As we turn the page to 2017, changes in the ballot boxes will likely result in new policy initiatives: the U.K.’s Brexit process is likely to commence officially, and the Trump Presidency could potentially shake up the status quo in global trade and foreign policies. Financial markets have so far viewed these events as the glass being half full, but we would not be surprised should volatility return as changes are never a smooth sailing process. That said, we believe corporate earnings growth is poised to reaccelerate, which should be supportive of equity prices. Fixed income, however, is likely to confront a period of rising inflation expectation and higher yields.

Global Economy

For much of 2016, the global economy could be characterized as unimpressive and vulnerable to political surprises. In fact, equity markets started off the year with a sizeable pullback over concerns about the collapsing oil prices and China’s continued currency devaluation. The political calendar also had its share of potentially paradigm changing events: the U.K.’s Brexit vote in June, the U.S. general elections in November, and the Italian constitutional reform referendum late in the year.

As it turned out, the sell-off in crude oil in early 2016 probably marked the lows in the current oil downturn. The Organization of the Petroleum Exporting Countries (“OPEC”) subsequently started a long negotiation process which ultimately resulted in a production freeze agreement at the end of November 2016. China has continued its gradual devaluation of the renminbi, but financial markets became accustomed to such moves as China’s domestic economy started to stabilize. The Federal Reserve also calmed financial markets by halting its planned rate hikes until December 2016. The combination of crude oil price recovery, stabilizing growth in China, and an accommodative Federal Reserve calmed financial markets and steadied global economic growth.

While the global economy did not weaken further, people in many developed economies became increasingly frustrated with stagnant wages and job insecurity. Their frustration showed up in the form of rising populism and nationalism, which resulted in the U.K.’s “Brexit” and the surprising victory of Donald Trump’s insurgent and unconventional candidacy. These electoral surprises will likely lead to dramatic changes to the status quo in the coming years.

While it is still too early to determine how much of President-elect Trump’s policy platform will get implemented, we believe his various pro-growth initiatives will likely result in a pickup in both U.S. economic growth and inflation over the first half of his presidency. The global economy should also benefit from a stronger U.S. economy. That said, the risk of protectionism is also on the rise, which could potentially pressure growth in the long run.

Federal Reserve Policy and the Bond Market

At almost every meeting this year, the Federal Open Market Committee (“FOMC”) made a case for tightening based on the domestic economy. Prior to the last meeting in December, the FOMC’s decision not to raise rates was explained by exogenous factors like weak financial markets, slow global growth, a fragile Chinese economy, or the vulnerability of the U.K’s Brexit. However, global concerns abated and positive domestic economic data continued to suggest that the economy was gaining momentum. As widely expected, the FOMC raised the federal funds rate by 25 basis points at its December meeting, citing the strength in labor market conditions and a slight uptick in inflation.

After markets were virtually certain who would be in the White House next year, the election of Donald Trump as the 45th President turned many things upside down. Trump’s campaign largely focused on tighter immigration and trade, tax cuts, and increased infrastructure spending. As market participants studied the numbers, quick conclusions were drawn of faster growth and higher inflation. At the same time, positive economic data suggested that the economy was gaining momentum. Changes to policy may very well be implemented at a more rapid pace in 2017, compared to the previous two years; however, we believe that policy changes will remain data dependent. We believe investors will continue to place more weight on the potential for expansionary fiscal policy and pro-growth policies from the incoming administration which could continue to pressure the bond market. Once again, this may lead to elevated bond market uncertainty which we believe remains at its highest level during this recovery and expansion cycle.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2016, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of +2.32% (net), outperforming the Barclays Aggregate Bond Index benchmark, which returned +2.17%. Detracting from relative performance was the Fund’s defensive positioning towards a rise in interest rates. Excess yield available in corporate and taxable municipal bonds helped offset the defensive duration positioning while a “barbelled” maturity structure of both short and long-term maturities was also a positive contributor as the yield curve flattened over the period.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the fiscal year ended November 30, 2016, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt National Bond Fund had a return of -0.74% (net), while the Barclays 5-Year Municipal Index returned -0.69%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For the fiscal year ended November 30, 2016, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt New York Bond Fund had a return of -1.10% (net), while the Barclays 5-Year Municipal Index returned -0.69%.  The Fund’s higher credit quality hurt relative performance versus the benchmark as lower credit quality outperformed during the period.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Equity Allocation Fund:

For the fiscal year ended November 30, 2016, the Institutional Class shares of the Rockefeller Equity Allocation Fund returned 2.05% (net), while the MSCI All-Country World Index (Net Dividends) had a return of 3.68%. The Fund is invested in a blend of value and growth securities on a global basis, as well as preferred stocks, high yield securities and real assets.  The Fund’s investment in preferred stocks and real asset investments were both positive contributors on a relative basis during the period. On a sector basis, Health Care and Financials were the two largest positive contributors to performance, while Consumer Discretionary and Information Technology were major detractors.

Looking Forward

The strong equity rally and the sharp rise in interest rates after the U.S. general elections signaled that markets expect a new economic paradigm led by aggressive fiscal initiatives rather than interventionist monetary policies. Importantly, with the U.S. still the biggest economic engine for the world, we believe the new administration’s pro-growth initiatives are likely to have beneficial impacts beyond the shores of the U.S.

While we agree with financial markets’ reflationary expectations, we would caution that the protectionist tendency is on the rise. We believe the Trump Administration will seek to renegotiate the North American Free Trade Agreement (NAFTA) with Mexico and Canada. We also expect the Trump Administration to take a hardline position with China in trade as well as geopolitical positioning. These moves may usher in higher market volatility.

In short, we believe that investors should be positioning for a period of change and higher policy uncertainty. On balance, however, we believe economic and corporate earnings outlook should be on the mend as the aging U.S. economic expansion gets a new fiscal shot in the arm.

Sincerely,

David P. Harris, CFA	Jimmy C. Chang, CFA
Chief Investment Officer	Chief Investment Strategist
Rockefeller & Co., Inc.	Rockefeller & Co., Inc.

Opinions expressed are those of Rockefeller & Co., Inc. and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 5-year (4-6) component of the Barclays Municipal Bond Index.

The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16 – 11/30/16).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/2016 – 11/30/16
Actual	$1,000.00	$1,020.50	$6.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/2016 – 11/30/16
Actual	$1,000.00	$ 994.00	$3.19
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.80	$3.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/2016 – 11/30/16
Actual	$1,000.00	$ 976.90	$3.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.65	$3.39

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/2016 – 11/30/16
Actual	$1,000.00	$ 975.10	$4.20
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co., Inc. (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of
Portfolio Holdings*
as of November 30, 2016
(% of Investments)

*	For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2016

	Rockefeller	MSCI AC
	Equity Allocation	World Index
	Fund	Net (USD)
1 Year	2.05%	3.68%
Since Inception (2/4/15)	0.97%	1.33%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.  With 2,464 constituents, the index covers approximately 85% of the global investable equity opportunity set.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

Average Annual Returns as of November 30, 2016

	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	2.32%	2.17%
Since Inception (12/26/13)	2.45%	3.08%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

Average Annual Returns as of November 30, 2016

	Rockefeller
	Intermediate Tax Exempt	Barclays 5-Year
	National Bond Fund	Municipal Bond Index
1 Year	(0.74)%	(0.69)%
Since Inception (12/26/13)	1.08%	1.59%

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclay 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

Average Annual Returns as of November 30, 2016

	Rockefeller
	Intermediate Tax Exempt	Barclays 5-Year
	New York Bond Fund	Municipal Bond Index
1 Year	(1.10)%	(0.69)%
Since Inception (12/26/13)	0.79%	1.59%

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclay 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2016

	Shares	Value

Common Stocks – 91.67%
Aerospace & Defense – 1.92%
DigitalGlobe, Inc. (a)	5,997	$192,804
Safran SA (b)	21,151	1,451,658
Triumph Group, Inc.	3,380	93,964
		1,738,426

Airlines – 2.98%
Southwest Airlines Co.	37,096	1,729,045
United Continental Holdings, Inc. (a)	14,077	970,609
		2,699,654

Auto Components – 2.37%
Delphi Automotive PLC (b)	14,846	950,143
Gentherm, Inc. (a)	4,936	157,212
NGK Spark Plug Co. Ltd. (b)	45,200	949,618
Standard Motor Products, Inc.	1,824	91,091
		2,148,064

Automobiles – 0.97%
Hyundai Motor Co. (b)	7,766	882,189

Banks – 10.41%
ABN AMRO Group NV (b)(c)	41,541	897,605
Bank Rakyat Indonesia Persero Tbk PT (b)	866,300	695,934
Grupo Financiero Banorte SAB de CV (b)	73,700	353,420
HDFC Bank Ltd. – ADR	1,645	106,135
ICICI Bank Ltd. – ADR	12,426	97,420
ING Group NV (b)	151,523	2,058,789
JPMorgan Chase & Co.	26,335	2,111,277
Standard Chart PLC (a)(b)	8,150	63,616
Swedbank AB (b)	58,583	1,352,873
The Siam Commercial Bank PLC (b)	13,500	55,321
Wells Fargo & Co.	31,048	1,643,060
		9,435,450

Biotechnology – 1.70%
Biogen, Inc. (a)	2,790	820,455
Regeneron Pharmaceuticals, Inc. (a)	982	372,414
Ultragenyx Pharmaceutical, Inc. (a)	4,492	351,679
		1,544,548

Building Products – 1.71%
AAON, Inc.	5,432	178,713
Cie de Saint-Gobain (b)	28,069	1,215,837
Simpson Manufacturing Co., Inc.	3,302	155,656
		1,550,206

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Commercial Services & Supplies – 0.51%
Healthcare Services Group, Inc.	8,733	$340,150
Stericycle, Inc. (a)	1,680	122,590
		462,740

Construction & Engineering – 0.24%
Kinden Corp. (b)	16,800	213,776

Construction Materials – 2.31%
HeidelbergCement AG (b)	22,941	2,055,746
Semen Indonesia Persero Tbk PT (b)	55,600	36,358
		2,092,104

Consumer Finance – 3.46%
Capital One Financial Corp.	19,329	1,624,410
FirstCash, Inc.	3,978	182,590
ORIX Corp. (b)	68,500	1,088,638
Provident Financial PLC (b)	3,445	125,420
SLM Corp. (a)	11,127	112,049
		3,133,107

Diversified Financial Services – 0.30%
FactSet Research Systems, Inc.	1,706	273,250

Diversified Telecommunication Services – 2.34%
KT Corp. (b)	6,034	153,846
KT Corp. – ADR	6,326	87,742
Nippon Telegraph & Telephone Corp. (b)	46,900	1,882,619
		2,124,207

Electric Utilities – 4.34%
Korea Electric Power Corp. (b)	57,203	2,269,597
The Kansai Electric Power Co., Inc. (b)	167,500	1,662,747
		3,932,344

Electronic Equipment, Instruments & Components – 3.18%
Badger Meter, Inc.	3,875	140,469
IPG Photonics Corp. (a)	2,273	218,026
Kyocera Corp. (b)	31,600	1,521,941
Littelfuse, Inc.	1,842	268,545
Samsung SDI Co. Ltd. (b)	6,672	526,041
Trimble Inc. (a)	7,356	207,366
		2,882,388

Energy Equipment & Services – 0.10%
Newpark Resources, Inc. (a)	11,897	87,443

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Food & Staples Retailing – 1.91%
CVS Health Corp.	22,538	$1,732,947

Gas Utilities – 0.88%
Infraestructura Energetica Nova SAB de CV (b)	21,100	91,861
Tokyo Gas Co. Ltd. (b)	160,000	703,190
		795,051

Health Care Equipment & Supplies – 4.70%
Abaxis, Inc.	2,567	132,432
Abbott Laboratories	22,586	859,848
ABIOMED, Inc. (a)	2,860	321,006
Becton Dickinson & Co.	5,001	845,669
Edwards Lifesciences Corp. (a)	2,993	247,970
Inogen, Inc. (a)	4,056	261,328
Insulet Corp. (a)	4,912	165,289
Integer Holdings Corp. (a)	4,109	116,079
Masimo Corp. (a)	4,577	283,179
Merit Medical Systems, Inc. (a)	9,618	226,504
Nuvectra Corp. (a)	1,786	10,252
ResMed, Inc.	2,289	140,728
St. Jude Medical, Inc.	8,199	649,361
		4,259,645

Health Care Providers & Services – 0.30%
Bumrungrad Hospital PCL (b)	9,400	50,539
Chemed Corp.	1,469	218,837
		269,376

Health Care Technology – 1.67%
Cerner Corp. (a)	17,834	887,777
Medidata Solutions, Inc. (a)	3,518	194,299
Omnicell, Inc. (a)	6,045	216,713
Vocera Communications, Inc. (a)	12,011	218,600
		1,517,389

Hotels, Restaurants & Leisure – 4.04%
Carnival Corp. (b)	5,844	300,440
Carnival PLC (b)	8,591	433,995
Compass Group PLC (b)	85,389	1,461,924
Royal Caribbean Cruises Ltd. (b)	18,061	1,462,399
		3,658,758

Household Durables – 0.81%
Berkeley Group Holdings PLC (b)	23,794	737,521

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Insurance – 4.26%
Aflac, Inc.	9,190	$655,982
Prudential PLC (b)	90,903	1,755,094
Reinsurance Group of America, Inc.	11,834	1,444,340
		3,855,416

Internet & Catalog Retail – 1.26%
Amazon.com, Inc. (a)	1,366	1,025,279
Ctrip.com International Ltd. – ADR (a)	2,596	117,417
		1,142,696

Internet Software & Services – 7.44%
Alphabet, Inc. – Class C (a)	2,810	2,130,092
Baidu, Inc. – ADR (a)	6,368	1,063,138
Facebook, Inc. (a)	12,461	1,475,632
Intralinks Holdings, Inc. (a)	16,348	183,425
NAVER Corp. (b)	351	239,467
NIC, Inc.	8,004	200,900
Tencent Holdings Ltd. (b)	58,000	1,444,252
		6,736,906

IT Services – 1.73%
Visa, Inc.	20,251	1,565,807

Life Sciences Tools & Services – 0.67%
Illumina, Inc. (a)	4,577	609,382

Machinery – 5.07%
Amada Holdings Co. Ltd. (b)	88,000	991,402
Atlas Copco AB (b)	31,832	963,573
CLARCOR, Inc.	2,045	144,070
Nabtesco Corp. (b)	23,800	609,264
Pentair PLC (b)	18,161	1,043,531
SMC Corp. (b)	2,900	840,109
		4,591,949

Metals & Mining – 0.19%
Grupo Mexico SAB de CV (b)	61,300	167,908

Multiline Retail – 0.07%
Fred’s, Inc.	6,644	66,374

Multi-Utilities – 0.71%
WEC Energy Group, Inc.	11,446	641,090

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Oil, Gas & Consumable Fuels – 5.55%
BP PLC – ADR	40,138	$1,405,231
Cabot Oil & Gas Corp.	25,587	565,984
ConocoPhillips	18,650	904,898
Exxon Mobil Corp.	2,404	209,869
Kinder Morgan, Inc.	71,959	1,597,491
Range Resources Corp.	2,156	75,848
Royal Dutch Shell PLC – Class A – ADR	1	51
Royal Dutch Shell PLC – Class B – ADR	4,904	265,650
		5,025,022

Personal Products – 0.14%
L’Oreal SA (b)	748	127,267

Pharmaceuticals – 4.08%
Aspen Pharmacare Holdings Ltd. (b)	3,355	68,999
Hanmi Pharm Co. Ltd. (b)	160	50,401
Kyowa Hakko Kirin Co. Ltd. (b)	8,000	115,125
Merck & Co., Inc.	1,976	120,911
Novartis AG (b)	4,511	310,906
Novartis AG – ADR	17,326	1,191,336
Shire PLC – ADR	10,513	1,835,570
		3,693,248

Professional Services – 0.22%
Mistras Group, Inc. (a)	8,572	202,642

Semiconductors & Semiconductor Equipment – 0.55%
Microsemi Corp. (a)	6,807	372,683
Samsung Electronics Co Ltd (b)	85	126,495
		499,178

Software – 4.03%
Mentor Graphics Corp.	7,283	266,194
Microsoft Corp.	28,099	1,693,245
Oracle Corp.	29,445	1,183,395
PROS Holdings, Inc. (a)	11,243	268,595
Synchronoss Technologies, Inc. (a)	4,911	238,085
		3,649,514

Technology Hardware, Storage & Peripherals – 0.06%
Stratasys Ltd. (a)(b)	2,912	52,562

Textiles, Apparel & Luxury Goods – 2.19%
Carter’s, Inc.	2,526	230,599
Luxottica Group SpA (b)	17,724	922,338

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Textiles, Apparel & Luxury Goods – 2.19% (Continued)
NIKE, Inc.	16,635	$832,914
		1,985,851

Transportation Infrastructure – 0.09%
SIA Engineering Co. Ltd. (b)	35,200	83,737

Water Utilities – 0.21%
American Water Works Co., Inc.	2,679	194,147
Total Common Stocks (Cost $79,755,941)		83,061,279

Exchange Traded Funds – 0.10%
iShares MSCI EAFE ETF	1,555	88,308
Total Exchange Traded Funds (Cost $87,909)		88,308

Mutual Funds – 3.91%
Federated Institutional High-Yield Bond Fund	179,472	1,748,057
Nuveen Preferred Securities Fund	107,116	1,794,188
Total Mutual Funds (Cost $3,541,296)		3,542,245

Preferred Stocks – 1.11%
Automobiles – 0.45%
Hyundai Motor Co. (b)	4,824	409,701

Banks – 0.22%
Bancolombia SA (b)	2,561	85,794
Itau Unibanco Holding SA (b)	10,759	111,248
		197,042

Insurance – 0.44%
Samsung Fire & Marine Insurance Co. Ltd. (b)	2,333	394,805
Total Preferred Stocks (Cost $1,040,746)		1,001,548

Real Estate Investment Trusts – 0.23%
Iron Mountain, Inc.	6,431	212,223
Total Real Estate Investment Trusts (Cost $220,384)		212,223

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value

Money Market Funds – 3.22%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.257% (d)	2,920,120	$2,920,120
Total Money Market Funds (Cost $2,920,120)		2,920,120
Total Investments (Cost $87,566,396) – 100.24%		90,825,723
Liabilities in Excess of Other Assets – (0.24)%		(213,578)
Total Net Assets – 100.00%		$90,612,145

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
Denotes a security is either fully or partially restricted for sale. The aggregate value of the restricted security at November 30, 2016 was $897,605 which represents 0.99% of net assets. Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933. This security may be deemed illiquid using procedures established by the Board of Trustees.

(d)	Variable rate security; the rate shown represents the rate at November 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2016

	Principal
	Amount	Value

Corporate Bonds – 40.12%
Diversified Banks – 17.59%
Bank of America NA
5.300%, 03/15/2017	$2,157,000	$2,180,898
BB&T Corp.
1.600%, 08/15/2017	2,665,000	2,669,272
Citigroup, Inc.
3.750%, 06/16/2024	2,279,000	2,329,336
Fifth Third Bank
2.150%, 08/20/2018	2,400,000	2,415,835
JPMorgan Chase Bank NA
6.000%, 10/01/2017	2,097,000	2,172,874
Wachovia Corp.
5.750%, 02/01/2018	2,110,000	2,206,300
		13,974,515

Drug Retail – 2.02%
CVS Health Corp.
2.250%, 12/05/2018	1,588,000	1,600,574

Food Retail – 3.39%
The Kroger Co.
7.500%, 04/01/2031	1,997,000	2,694,218

Home Improvement Retail – 3.56%
The Home Depot, Inc.
5.875%, 12/16/2036	2,249,000	2,825,590

Homebuilding – 1.97%
NVR, Inc.
3.950%, 09/15/2022	1,530,000	1,568,313

Integrated Telecommunication Services – 2.90%
Verizon Communications, Inc.
6.000%, 04/01/2041	1,994,000	2,305,427

Investment Banking & Brokerage – 2.86%
Morgan Stanley
6.375%, 07/24/2042	1,764,000	2,270,317

Line-Haul Railroads – 3.12%
Burlington Northern Santa Fe LLC
7.950%, 08/15/2030	1,751,000	2,476,338

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

Miscellaneous Intermediation – 2.71%
The Goldman Sachs Group, Inc.
3.500%, 01/23/2025	$2,162,000	$2,156,521
Total Corporate Bonds (Cost $32,006,116)		31,871,813

	Shares

Exchange Traded Funds – 18.57%
Vanguard Mortgage-Backed Securities ETF	280,128	14,751,540
Total Exchange Traded Funds (Cost $14,951,343)		14,751,540

	Principal
	Amount

Municipal Bonds – 23.06%
California – 5.10%
Contra Costa Community College District
6.504%, 08/01/2034	$600,000	764,520
Sacramento County Sanitation Districts Financing Authority
1.406%, 12/01/2017	1,170,000	1,173,487
San Diego County Regional Airport Authority
6.628%, 07/01/2040	1,860,000	2,116,773
		4,054,780

Massachusetts – 1.05%
Massachusetts Health & Educational Facilities Authority
5.260%, 10/01/2018	775,000	832,567

Nevada – 3.07%
City of Las Vegas, NV
7.800%, 09/01/2039	250,000	288,112
Country of Clark, NV
6.750%, 07/01/2029	550,000	633,710
Las Vegas Valley Water District
5.650%, 03/01/2035	1,325,000	1,519,775
		2,441,597

New York – 12.42%
County of Westchester, NY
5.000%, 06/01/2024	250,000	265,423
Metropolitan Transportation Authority
2.168%, 07/01/2020	325,000	328,058
3.118%, 07/01/2025	3,500,000	3,589,320
7.336%, 11/15/2039	1,725,000	2,541,822

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

New York – 12.42% (Continued)
New York State Dormitory Authority
2.450%, 08/15/2018	$960,000	$978,269
Port Authority of New York & New Jersey
5.859%, 12/01/2024	1,000,000	1,204,670
State of New York Mortgage Agency
1.590%, 04/01/2018	750,000	749,430
3.499%, 04/01/2019	200,000	205,892
		9,862,884

Texas – 0.34%
City of Houston, TX Combined Utility System Revenue
3.228%, 05/15/2022	260,000	272,646

Utah – 1.08%
State of Utah
4.554%, 07/01/2024	770,000	853,653
Total Municipal Bonds (Cost $18,586,058)		18,318,127

U.S. Government Note/Bond – 17.12%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2017	4,455,886	4,457,713
1.125%, 01/15/2021	8,722,225	9,145,646
Total U.S. Government Note/Bond (Cost $13,679,044)		13,603,359

	Shares

Money Market Funds – 0.49%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.257% (a)	389,659	389,659
Total Money Market Funds (Cost $389,659)		389,659
Total Investments (Cost $79,612,220) – 99.36%		78,934,498
Other Assets in Excess of Liabilities – 0.64%		506,984
Total Net Assets – 100.00%		$79,441,482

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2016

	Principal
	Amount	Value

Municipal Bonds – 98.42%
Alaska – 2.61%
Alaska Housing Finance Corp.
4.000%, 06/01/2018	$450,000	$467,789
5.250%, 12/01/2021	1,155,000	1,203,880
State of Alaska
5.000%, 04/01/2024	350,000	354,301
		2,025,970

Arizona – 1.28%
Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/2030	325,000	370,383
5.000%, 07/01/2031	200,000	211,704
City of Phoenix Civic Improvement Corp.
5.000%, 07/01/2017	200,000	204,552
City of Phoenix, AZ
5.000%, 07/01/2019	160,000	163,715
5.000%, 07/01/2019	40,000	40,910
		991,264

California – 0.95%
San Francisco Bay Area Rapid Transit District
5.000%, 08/01/2026	720,000	739,390

Colorado – 0.98%
City & County of Denver, CO Airport System Revenue
5.000%, 11/15/2017	760,000	762,371

Connecticut – 0.79%
Connecticut Housing Finance Authority
0.700%, 11/15/2017	400,000	398,280
University of Connecticut
5.000%, 04/01/2021	210,000	212,656
		610,936

Florida – 3.55%
County of Miami-Dade, FL Aviation Revenue
5.500%, 10/01/2019	1,000,000	1,108,930
Florida Housing Finance Corp.
3.200%, 07/01/2030	1,000,000	975,190
Florida Water Pollution Control Financing Corp.
5.000%, 07/15/2018	420,000	445,662
Hillsborough County School Board
5.000%, 07/01/2024	120,000	122,550

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

Florida – 3.55% (Continued)
State of Florida Lottery Revenue
5.000%, 07/01/2025	$100,000	$103,329
		2,755,661

Georgia – 1.68%
Atlanta Development Authority
5.000%, 07/01/2032	1,000,000	1,022,470
City of Atlanta Department of Aviation
5.000%, 01/01/2028	250,000	285,405
		1,307,875

Hawaii – 0.27%
County of Hawaii, HI
5.000%, 07/15/2023	200,000	211,990

Iowa – 1.93%
Iowa Finance Authority
5.000%, 08/01/2017	350,000	359,401
5.000%, 08/01/2026	1,000,000	1,135,560
		1,494,961

Louisiana – 1.29%
State of Louisiana
5.000%, 12/01/2016	1,000,000	1,000,000

Massachusetts – 0.16%
City of Boston, MA
5.000%, 03/01/2017	125,000	126,245

Minnesota – 1.55%
Minneapolis-St Paul Metropolitan Airports Commission
5.000%, 01/01/2030	1,000,000	1,113,760
Minnesota Higher Education Facilities Authority
5.000%, 03/01/2021	90,000	90,870
		1,204,630

Nebraska – 1.29%
Nebraska Investment Finance Authority
3.350%, 09/01/2028	1,000,000	1,003,600

Nevada – 9.29%
Clark County School District
5.000%, 06/15/2028	750,000	860,183
County of Clark Department of Aviation
5.000%, 07/01/2029	1,760,000	1,995,541

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

Nevada – 9.29% (Continued)
County of Clark, NV
5.000%, 06/01/2027	$1,000,000	$1,053,770
Las Vegas Valley Water District
5.000%, 06/01/2026	1,000,000	1,150,160
5.000%, 06/01/2030	750,000	854,685
State of Nevada
5.000%, 12/01/2026	1,250,000	1,298,825
		7,213,164

New Jersey – 4.33%
Garden State Preservation Trust
5.125%, 11/01/2017	500,000	517,940
New Jersey Economic Development Authority
5.000%, 12/15/2017	250,000	260,015
New Jersey Educational Facilities Authority
5.000%, 07/01/2018	1,000,000	1,060,620
New Jersey Transportation Trust Fund Authority
5.000%, 06/15/2017	1,500,000	1,526,370
		3,364,945

New York – 30.06%
Briarcliff Manor Union Free School District
2.500%, 06/15/2017	110,000	110,924
City of New York, NY
6.000%, 10/15/2023	490,000	533,438
5.125%, 12/01/2026	150,000	155,800
5.125%, 12/01/2026	220,000	228,818
Housing Development Corp.
0.950%, 11/01/2017	200,000	199,860
Metropolitan Transportation Authority
5.000%, 11/15/2024	1,000,000	1,037,790
5.000%, 11/15/2029	1,000,000	1,113,890
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,702,965
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 02/01/2017	945,000	951,218
5.000%, 11/01/2025	750,000	887,025
5.000%, 02/01/2029	1,000,000	1,125,350
New York City Water & Sewer System
5.000%, 06/15/2019	1,000,000	1,041,640
5.000%, 06/15/2026	1,400,000	1,578,346
New York Local Government Assistance Corp.
5.000%, 04/01/2019	1,000,000	1,050,360

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

New York – 30.06% (Continued)
New York State Environmental Facilities Corp.
5.000%, 06/15/2021	$1,000,000	$1,057,670
New York State Housing Finance Agency
0.800%, 11/01/2017	750,000	747,322
New York State Urban Development Corp.
5.000%, 12/15/2023	85,000	88,611
5.000%, 12/15/2023	190,000	197,771
5.000%, 03/15/2029	2,500,000	2,853,150
Port Authority of New York & New Jersey
5.000%, 12/01/2017	1,000,000	1,039,560
5.000%, 05/01/2027	1,000,000	1,155,630
5.000%, 09/01/2028	500,000	583,230
5.000%, 12/01/2028	100,000	114,491
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	1,010,000	1,192,325
5.000%, 10/15/2027	1,000,000	1,178,170
Somers Central School District
4.000%, 09/15/2017	1,140,000	1,166,870
Tobacco Settlement Financing Corp.
5.000%, 06/01/2022	250,000	254,753
		23,346,977

North Carolina – 0.84%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	653,503

Ohio – 7.82%
Ohio Higher Educational Facility Commission
5.000%, 01/01/2026	500,000	564,530
5.000%, 01/01/2028	1,000,000	1,129,570
5.250%, 01/01/2029	1,450,000	1,505,549
Ohio Water Development Authority
5.000%, 12/01/2030	1,900,000	2,224,102
State of Ohio
5.000%, 01/01/2017	225,000	225,684
5.000%, 01/01/2024	400,000	425,664
		6,075,099

Pennsylvania – 4.95%
Allegheny County Hospital Development Authority
5.000%, 06/15/2018	315,000	332,574
5.000%, 09/01/2018	1,050,000	1,115,814
Commonwealth of Pennsylvania
5.000%, 11/01/2020	450,000	466,141

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

Pennsylvania – 4.95% (Continued)
Pennsylvania Economic Development Financing Authority
5.000%, 07/01/2022	$365,000	$368,314
Pennsylvania Housing Finance Agency
4.375%, 10/01/2022	225,000	239,056
2.375%, 10/01/2027	500,000	459,805
Southeastern Pennsylvania Transportation Authority
5.000%, 03/01/2021	675,000	743,317
Upper St. Clair Township School District
4.000%, 07/15/2017	115,000	115,261
		3,840,282

Tennessee – 2.85%
Tennessee Housing Development Agency
0.900%, 07/01/2017	1,140,000	1,139,054
Tennessee State School Bond Authority
5.000%, 11/01/2018	1,000,000	1,070,970
		2,210,024

Texas – 10.20%
Alamo Community College District
4.500%, 08/15/2024	1,000,000	1,024,340
City of Dallas, TX Waterworks & Sewer System Revenue
4.000%, 10/01/2018	200,000	209,838
City of Garland, TX
5.000%, 02/15/2028	400,000	432,472
Dallas Area Rapid Transit
5.000%, 12/01/2033	150,000	160,923
5.250%, 12/01/2048	150,000	161,658
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,133,742
North East Independent School District
5.000%, 08/01/2018	250,000	256,665
State of Texas
5.000%, 10/01/2018	1,000,000	1,067,340
Tarrant Regional Water District
5.000%, 03/01/2029	1,000,000	1,155,250
Texas State University System
5.000%, 03/15/2021	100,000	110,172
Tomball Independent School District
1.100%, 02/15/2043 (a)	2,250,000	2,210,288
		7,922,688

Utah – 1.81%
Utah Transit Authority
5.000%, 06/15/2028	1,225,000	1,407,133

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

Virginia – 4.76%
Virginia College Building Authority
5.000%, 02/01/2019	$1,225,000	$1,279,255
4.500%, 09/01/2026	1,025,000	1,051,486
Virginia Housing Development Authority
2.750%, 03/01/2017	200,000	200,824
1.600%, 07/01/2017	150,000	150,452
Virginia Public School Authority
5.000%, 04/15/2017	1,000,000	1,014,990
		3,697,007

Washington – 1.69%
City of Seattle, WA Water System Revenue
5.000%, 02/01/2021	365,000	367,274
County of King, WA Sewer Revenue
5.000%, 01/01/2023	500,000	511,525
State of Washington
5.000%, 02/01/2018	315,000	329,213
5.000%, 01/01/2023	100,000	104,101
		1,312,113

Wisconsin – 1.49%
Wisconsin Department of Transportation
5.000%, 07/01/2028	1,000,000	1,156,540
Total Municipal Bonds (Cost $77,723,240)		76,434,368

	Shares

Money Market Funds – 0.48%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.257% (a)	376,355	376,355
Total Money Market Funds (Cost $376,355)		376,355
Total Investments (Cost $78,099,595) – 98.90%		76,810,723
Other Assets in Excess of Liabilities – 1.10%		852,046
Total Net Assets – 100.00%		$77,662,769

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2016.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2016

	Principal
	Amount	Value

Municipal Bonds – 98.82%
New York – 91.68%
Battery Park City Authority
5.000%, 11/01/2017	$375,000	$388,972
Briarcliff Manor Union Free School District
5.000%, 11/15/2017	200,000	207,538
City of New York, NY
5.000%, 08/01/2018	725,000	769,769
6.000%, 10/15/2023	740,000	805,601
County of Onondaga, NY
4.000%, 02/15/2018	50,000	51,728
County of Westchester, NY
4.000%, 11/15/2018	1,000,000	1,053,850
4.000%, 07/01/2022	5,000	5,437
Erie County Fiscal Stability Authority
5.000%, 07/01/2017	200,000	204,750
Housing Development Corp.
1.200%, 11/01/2017	245,000	245,076
Metropolitan Transportation Authority
5.000%, 11/15/2025	500,000	568,975
5.000%, 11/15/2026	1,000,000	1,154,000
5.000%, 11/15/2030 (a)	460,000	500,917
5.000%, 11/15/2034 (a)	650,000	706,875
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2024	575,000	577,794
5.000%, 07/15/2030	1,120,000	1,268,848
New York City Transitional Finance Authority
Future Tax Secured Revenue
4.000%, 08/01/2017	200,000	204,122
5.000%, 02/01/2018	920,000	960,204
3.000%, 11/01/2018	295,000	304,971
New York City Trust of Cultural Resources
4.000%, 08/01/2017	450,000	459,004
5.000%, 04/01/2026	750,000	800,640
New York City Water & Sewer System
5.000%, 06/15/2021	200,000	211,502
5.000%, 06/15/2026	1,000,000	1,127,390
New York Local Government Assistance Corp.
5.000%, 04/01/2017	285,000	288,850
5.000%, 04/01/2019	1,000,000	1,013,180
New York Power Authority
5.000%, 11/15/2017	225,000	233,633
New York State Bridge Authority
4.000%, 01/01/2019	100,000	105,333

The accompanying notes are an integral part of these fnancial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

New York – 91.68% (Continued)
New York State Dormitory Authority
4.000%, 07/01/2017	$275,000	$279,821
4.000%, 02/15/2019	205,000	216,384
5.000%, 03/15/2019	700,000	755,629
5.000%, 03/15/2021	1,000,000	1,125,440
5.000%, 07/01/2025	1,000,000	1,174,100
4.750%, 12/15/2028	100,000	107,090
5.000%, 07/01/2029	500,000	559,445
5.250%, 07/01/2048	625,000	662,281
New York State Environmental Facilities Corp.
5.000%, 05/15/2018	250,000	263,932
5.000%, 06/15/2021	180,000	180,596
New York State Housing Finance Agency
2.900%, 11/01/2025	190,000	189,257
2.350%, 05/01/2027	500,000	456,965
3.050%, 11/01/2027	1,000,000	1,001,220
New York State Thruway Authority
5.000%, 04/01/2017	500,000	506,720
5.000%, 03/15/2018	300,000	314,526
5.000%, 01/01/2032	1,500,000	1,669,260
New York State Urban Development Corp.
5.000%, 12/15/2022	260,000	271,045
5.000%, 12/15/2022	590,000	614,131
5.000%, 03/15/2029	750,000	855,945
North Colonie Central School District
4.000%, 07/15/2017	425,000	432,956
Port Authority of New York & New Jersey
5.000%, 10/15/2019	125,000	136,948
5.000%, 11/15/2026	200,000	207,462
Riverhead Central School District
2.000%, 10/15/2018	750,000	760,725
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	500,000	590,260
State of New York
4.000%, 03/01/2018	250,000	258,957
5.000%, 12/15/2030	1,000,000	1,131,050
State of New York Mortgage Agency
1.050%, 04/01/2017	230,000	230,058
1.150%, 10/01/2017	500,000	500,530
Suffolk County Water Authority
5.000%, 06/01/2023	450,000	512,190
Town of Huntington, NY
4.000%, 11/15/2017	200,000	205,856

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2016

	Principal
	Amount	Value

New York – 91.68% (Continued)
Town of North Hempstead, NY
4.000%, 02/01/2017	$150,000	$150,755
Town of Southampton, NY
3.000%, 03/15/2018	975,000	998,810
Triborough Bridge & Tunnel Authority
4.000%, 11/15/2017	300,000	308,466
5.000%, 11/15/2024	755,000	870,817
Utility Debt Securitization Authority
5.000%, 12/15/2018	1,000,000	1,001,190
5.000%, 12/15/2028	750,000	880,163
		34,599,939
Ohio – 3.32%
Ohio Higher Educational Facility Commission
5.000%, 01/01/2026	360,000	406,462
State of Ohio
5.000%, 01/01/2022	185,000	206,367
5.000%, 01/01/2022	600,000	640,650
		1,253,479
Pennsylvania – 0.96%
Pennsylvania Turnpike Commission
5.000%, 12/01/2030	325,000	361,299

Texas – 2.86%
Tomball Independent School District
1.100%, 02/15/2043 (a)	1,100,000	1,080,585
Total Municipal Bonds (Cost $38,028,754)		37,295,302

	Shares
Money Market Funds – 0.33%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.257% (a)	124,357	124,357
Total Money Market Funds (Cost $124,357)		124,357
Total Investments (Cost $38,153,111) – 99.15%		37,419,659
Other Assets in Excess of Liabilities – 0.85%		321,932
Total Net Assets – 100.00%		$37,741,591

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2016.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $87,566,396, $79,612,220, $78,099,595 and $38,153,111, respectively)
Dividends and interest receivable
Foreign currencies ($401, $—, $—, $—, respectively)
Receivable to custodian
Receivable for investment securities sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable to custodian
Payable to adviser
Payable for fund shares redeemed
Payable to affiliates
Accrued expenses and other liabilities
Total Liabilities

Net Assets
Net Assets Consist Of:
Paid-in capital
Accumulated net investment income
Accumulated net realized gain (loss) on investments
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2016

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$90,825,723	$78,934,498	$76,810,723	$37,419,659
160,468	666,071	1,087,433	418,860
402	—	—	—
165,731	—	—	—
190,724	—	—	—
4,359	5,261	8,389	3,997
91,347,407	79,605,830	77,906,545	37,842,516

224,697	—	—	—
171,509	—	—	—
117,991	46,561	46,148	28,415
100,000	20,000	99,100	—
81,684	54,600	58,674	33,265
39,381	43,187	39,854	39,245
735,262	164,348	243,776	100,925

$90,612,145	$79,441,482	$77,662,769	$37,741,591

$89,554,236	$79,188,308	$78,306,743	$38,008,998
69,581	262,405	122,069	42,647
(2,263,128)	668,491	522,829	423,398

3,259,327	(677,722)	(1,288,872)	(733,452)
(7,871)	—	—	—
$90,612,145	$79,441,482	$77,662,769	$37,741,591

9,015,016	7,877,955	7,800,803	3,797,222

$10.05	$10.08	$9.96	$9.94

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Pricing fees
Transfer agent fees & expenses
Legal fees
Federal & state registration fees
Chief Compliance Officer fees
Trustees’ fees
Reports to shareholders
Other expenses
Total expenses before recoupment or waivers
Expense recoupment by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency

Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets from Operations

(1)	Net of $97,245 withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

For the Year Ended November 30, 2016

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$1,723,193 (1)	$324,159	$892	$108
6,135	1,712,210	1,142,096	548,007
1,729,328	2,036,369	1,142,988	548,115

685,276	279,478	275,562	137,874
146,166	139,178	137,654	68,099
53,521	4,562	4,451	4,377
28,948	32,391	30,057	28,810
17,800	5,737	19,517	11,876
17,637	16,700	17,244	15,476
11,362	12,171	12,925	10,614
11,361	7,194	10,475	4,034
8,022	7,991	8,037	8,037
5,707	5,537	5,537	5,537
3,079	5,653	5,348	3,561
6,994	6,702	6,744	5,401
995,873	523,294	533,551	303,696
11,886	—	10,986	31,141
1,007,759	523,294	544,537	334,837

721,569	1,513,075	598,451	213,278

(1,524,953)	670,924	522,892	423,407

3,237,815	(367,815)	(1,730,920)	(1,037,293)
(7,232)	—	—	—

1,705,630	303,109	(1,208,028)	(613,886)
$2,427,199	$1,816,184	$(609,577)	$(400,608)

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2016	November 30, 2015(1)
From Operations
Net investment income	$721,569	$278,643
Net realized loss from investments	(1,524,953)	(800,986)
Net change in unrealized appreciation on
investments and foreign currency translation	3,230,583	20,873
Net increase (decrease) in net assets from operations	2,427,199	(510,470)

From Distributions
Net investment income	(683,104)	(184,716)
Net decrease in net assets resulting
from distributions paid	(683,104)	(184,716)

From Capital Share Transactions
Proceeds from shares sold	30,967,181	69,794,534
Net asset value of shares issued
to distributions declared	238,875	80,863
Costs of shares redeemed	(9,052,884)	(2,474,333)
Net increase in net assets from
capital share transactions	22,153,172	67,401,064

Total Increase in Net Assets	23,897,267	66,714,878

Net Assets
Beginning of period	66,714,878	—
End of period	$90,612,145	$66,714,878

Accumulated Net Investment Income	$69,581	$85,941

(1)	The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
From Operations
Net investment income	$1,513,075	$958,565
Net realized gain from investments	670,924	1,312,327
Net change in unrealized depreciation
on investments	(367,815)	(1,547,435)
Net increase in net assets from operations	1,816,184	723,457

From Distributions
Net investment income	(1,484,054)	(899,309)
Net realized gains	(1,310,830)	(506,275)
Net decrease in net assets resulting
from distributions paid	(2,794,884)	(1,405,584)

From Capital Share Transactions
Proceeds from shares sold	9,870,024	13,444,321
Net asset value of shares issued
to distributions declared	2,259,737	931,890
Costs of shares redeemed	(11,616,063)	(8,470,000)
Net increase in net assets from
capital share transactions	513,698	5,906,211

Total Increase (Decrease) in Net Assets	(465,002)	5,224,084

Net Assets
Beginning of period	79,906,484	74,682,400
End of period	$79,441,482	$79,906,484

Accumulated Net Investment Income	$262,405	$233,384

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
From Operations
Net investment income	$598,451	$317,005
Net realized gain from investments	522,892	77,823
Net change in unrealized appreciation
(depreciation) on investments	(1,730,920)	296,273
Net increase (decrease) in net assets from operations	(609,577)	691,101

From Distributions
Net investment income	(561,714)	(278,461)
Net realized gains	(76,684)	(1,243,112)
Net decrease in net assets resulting
from distributions paid	(638,398)	(1,521,573)

From Capital Share Transactions
Proceeds from shares sold	8,874,781	15,959,748
Net asset value of shares issued
to distributions declared	242,799	309,253
Costs of shares redeemed	(4,724,535)	(6,673,698)
Net increase in net assets from
capital share transactions	4,393,045	9,595,303

Total Increase in Net Assets	3,145,070	8,764,831

Net Assets
Beginning of period	74,517,699	65,752,868
End of period	$77,662,769	$74,517,699

Accumulated Net Investment Income	$122,069	$84,131

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
From Operations
Net investment income	$213,278	$160,901
Net realized gain from investments	423,407	102,621
Net change in unrealized appreciation
(depreciation) on investments	(1,037,293)	164,040
Net increase (decrease) in net assets from operations	(400,608)	427,562

From Distributions
Net investment income	(210,846)	(150,439)
Net realized gains	(97,297)	(535,576)
Net decrease in net assets resulting
from distributions paid	(308,143)	(686,015)

From Capital Share Transactions
Proceeds from shares sold	7,175,046	5,085,709
Net asset value of shares issued
to distributions declared	115,695	468,861
Costs of shares redeemed	(10,916,688)	(1,988,203)
Net increase (decrease) in net assets from
capital share transactions	(3,625,947)	3,566,367

Total Increase (Decrease) in Net Assets	(4,334,698)	3,307,914

Net Assets
Beginning of period	42,076,289	38,768,375
End of period	$37,741,591	$42,076,289

Accumulated Net Investment Income	$42,647	$40,216

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Period Ended
	November 30,	November 30,
	2016	2015(1)
Net Asset Value, Beginning of Period	$9.94	$10.00

Income from investment operations:
Net investment income(2)	0.09	0.05
Net realized and unrealized gain (loss)
on investments	0.10	(0.08)
Total from investment operations	0.19	(0.03)

Less distributions paid:
From net investment income	(0.08)	(0.03)
Total distributions paid	(0.08)	(0.03)
Net Asset Value, End of Period	$10.05	$9.94

Total Return(3)	2.05%	(0.28)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$90,612	$66,715
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	1.24%	1.38%
After waiver, expense recoupment(4)	1.25%	1.25%
Ratio of net investment income to average net assets:
Before waiver, expense recoupment(4)	0.97%	0.53%
After waiver, expense recoupment(4)	0.96%	0.66%
Portfolio turnover rate(3)	58.83%	56.96%

(1)	The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year	Year
	Ended	Ended	Period Ended
	November 30,	November 30,	November 30,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.21	$10.30	$10.00

Income from investment operations:
Net investment income(2)	0.19	0.13	0.11
Net realized and unrealized gain (loss)
on investments	0.04	(0.03)	0.27
Total from investment operations	0.23	0.10	0.38

Less distributions paid:
From net investment income	(0.19)	(0.12)	(0.08)
From net realized gain on investments	(0.17)	(0.07)	—
Total distributions paid	(0.36)	(0.19)	(0.08)
Net Asset Value, End of Period	$10.08	$10.21	$10.30

Total Return(3)	2.32%	0.96%	3.87%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$79,441	$79,906	$74,684
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.66%	0.72%	0.95%
After waiver, expense recoupment(4)	0.66%	0.80%	0.85%
Ratio of net investment income
to average net assets:
Before waiver, expense recoupment(4)	1.89%	1.32%	1.11%
After waiver, expense recoupment(4)	1.89%	1.24%	1.21%
Portfolio turnover rate(3)	49.78%	87.73%	124.55%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year	Year
	Ended	Ended	Period Ended
	November 30,	November 30,	November 30,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.11	$10.25	$10.00

Income from investment operations:
Net investment income(2)	0.08	0.04	0.06
Net realized and unrealized gain
on investments	(0.15)	0.05	0.24
Total from investment operations	(0.07)	0.09	0.30

Less distributions paid:
From net investment income	(0.07)	(0.04)	(0.05)
From net realized gain on investments	(0.01)	(0.19)	—
Total distributions paid	(0.08)	(0.23)	(0.05)
Net Asset Value, End of Period	$9.96	$10.11	$10.25

Total Return(3)	(0.74)%	0.99%	2.97%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$77,663	$74,518	$65,753
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.68%	0.75%	0.99%
After waiver, expense recoupment(4)	0.69%	0.85%	0.85%
Ratio of net investment income
to average net assets:
Before waiver, expense recoupment(4)	0.77%	0.55%	0.43%
After waiver, expense recoupment(4)	0.76%	0.45%	0.57%
Portfolio turnover rate(3)	39.80%	42.61%	235.85%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year	Year
	Ended	Ended	Period Ended
	November 30,	November 30,	November 30,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.13	$10.20	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.04	0.05
Net realized and unrealized gain (loss)
on investments	(0.17)	0.07 (3)	0.19
Total from investment operations	(0.12)	0.11	0.24

Less distributions paid:
From net investment income	(0.05)	(0.04)	(0.04)
From net realized gain on investments	(0.02)	(0.14)	—
Total distributions paid	(0.07)	(0.18)	(0.04)
Net Asset Value, End of Period	$9.94	$10.13	$10.20

Total Return(3)	(1.10)%	1.06%	2.44%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$37,742	$42,076	$38,768
Ratio of expenses to average net assets:
Before waiver, expense recoupment(4)	0.77%	0.83%	1.09%
After waiver, expense recoupment(4)	0.85%	0.85%	0.85%
Ratio of net investment income
to average net assets:
Before waiver, expense recoupment(4)	0.62%	0.42%	0.32%
After waiver, expense recoupment(4)	0.54%	0.40%	0.56%
Portfolio turnover rate(3)	59.79%	50.66%	215.11%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objectives and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day; or the latest sales price on the Composite Market.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Municipal bonds are priced by a Pricing Service.  The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2016:

Rockefeller Equity Allocation Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$49,865,512	$33,195,767	$—	$83,061,279
Mutual Funds	3,542,245	—	—	3,542,245
Preferred Stock	197,042	804,506	—	1,001,548
Real Estate Investment Trusts	212,223	—	—	212,223
Total Equity Securities	53,817,022	34,000,273	—	87,817,295
Exchange-Traded Funds	88,308	—	—	88,308
Money Market Funds	2,920,120	—	—	2,920,120
Total Investments in Securities	$56,825,450	$34,000,273	$—	$90,825,723

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Corporate Bonds	$—	$31,871,813	$—	$31,871,813
Municipal Bonds	—	18,318,127	—	18,318,127
U.S. Government Note/Bond	—	13,603,359	—	13,603,359
Total Fixed Income Securities	—	63,793,299	—	63,793,299
Exchange-Traded Funds	14,751,540	—	—	14,751,540
Money Market Funds	389,659	—	—	389,659
Total Investments in Securities	$15,141,199	$63,793,299	$—	$78,934,498

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$76,434,368	$—	$76,434,368
Total Fixed Income Securities	—	76,434,368	—	76,434,368
Money Market Funds	376,355	—	—	376,355
Total Investments in Securities	$376,355	$76,434,368	$—	$76,810,723

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$37,295,302	$—	$37,295,302
Total Fixed Income Securities	—	37,295,302	—	37,295,302
Money Market Funds	124,357	—	—	124,357
Total Investments in Securities	$124,357	$37,295,302	$—	$37,419,659

The Funds recognize transfers between levels as of the end of the fiscal year.

		Rockefeller	Rockefeller
	Rockefeller	Rockefeller	Intermediate	Intermediate
	Equity	Core	Tax Exempt	Tax Exempt
	Allocation	Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Transfers into Level 1	$—	$—	$—	$—
Transfers out of Level 1	(897,605)	—	—	—
Net transfers in
and/or (out) of Level 1	$(897,605)	$—	$—	$—
Transfers into Level 2	$897,605	$—	$—	$—
Transfers out of Level 2	—	—	—	—
Net transfers in
and/or (out) of Level 2	$897,605	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

Transfers into Level 2 and out of Level 1 resulted from foreign securities which were previously priced using the last sale price (Level 1 securities) and then priced at November 30, 2016 using a systemic fair valuation model (Level 2 securities).

The Funds did not invest in derivative securities or engage in hedging activities during the period ended November 30, 2016.

The Funds held no Level 3 securities during the period ended November 30, 2016.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2016 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$683,104	$2,407,492	$30,393	$85,550
Tax-Exempt Income	$—	$—	$558,907	$210,331
Long-Term Capital Gain	$—	$387,392	$49,098	$12,262

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

As of November 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$87,741,406	$79,620,269	$78,099,595	$38,153,111
Gross tax unrealized appreciation	7,570,587	316,105	64,187	29,960
Gross tax unrealized depreciation	(4,486,270)	(1,001,876)	(1,353,059)	(763,412)
Net tax unrealized
appreciation (depreciation)	$3,084,317	$(685,771)	$(1,288,872)	$(733,452)
Undistributed ordinary income	131,224	427,299	156,887	148,778
Undistributed tax-exempt
ordinary income	—	—	122,069	42,647
Undistributed long-term gains	—	511,646	365,942	274,620
Total distributable earnings	$131,224	$938,945	$644,898	$466,045
Total other accumulated
gain/(loss)	(2,157,632)	—	—	—
Total accumulated gains (losses)	$1,057,909	$253,174	$(643,974)	$(267,407)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

At November 30, 2016, the Rockefeller Equity Allocation Fund had capital losses of $2,149,761 remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Equity Allocation Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2016.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2016, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Accumulated Undistributed Net
Investment Income/ (Loss)	$(54,825)	$—	$1,201	$(1)
Accumulated Net Realized
Gain/ (Loss)	$54,825	$—	$(1,202)	$—
Paid-In Capital	$—	$—	$1	$1

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2016.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2016.  At November 30, 2016, the tax years 2014, 2015, and 2016 remain open to examination for the Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund, and the Rockefeller Intermediate Tax Exempt New York Bond Fund in the Funds’ major tax jurisdictions.  The tax years 2015 and 2016 remain open to examination for the Rockefeller Equity Allocation Fund in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap
	Institutional Class	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 30, 2018
Rockefeller Core Taxable Bond Fund	0.85%	March 30, 2018
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 30, 2018
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 30, 2018

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  During the year ended November 30, 2016, the Funds recouped previously waived expenses of:

		Rockefeller	Rockefeller
Rockefeller		Intermediate	Intermediate
Equity	Rockefeller	Tax Exempt	Tax Exempt
Allocation	Core Taxable	National	New York
Fund	Bond Fund	Bond Fund	Bond Fund
$11,886	$—	$10,986	$31,141

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Rockefeller	Rockefeller
	Rockefeller	Rockefeller	Intermediate	Intermediate
	Equity	Core	Tax Exempt	Tax Exempt
	Allocation	Taxable	National	New York
	Fund	Bond	Bond Fund	Bond Fund
November 30, 2017	$ N/A	N/A	N/A	$43,386
November 30, 2018	43,929	N/A	N/A	N/A

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2016, and owed as of November 30, 2016, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$146,166	$50,516
Rockefeller Core Taxable Bond Fund	$139,178	$44,605
Rockefeller Intermediate Tax Exempt National Bond Fund	$137,654	$44,105
Rockefeller Intermediate Tax Exempt New York Bond Fund	$68,099	$21,585

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$17,800	$5,091
Rockefeller Core Taxable Bond Fund	$5,737	$1,528
Rockefeller Intermediate Tax Exempt National Bond Fund	$19,517	$5,445
Rockefeller Intermediate Tax Exempt New York Bond Fund	$11,876	$3,296

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$17,637	$4,996
Rockefeller Core Taxable Bond Fund	$16,700	$4,295
Rockefeller Intermediate Tax Exempt National Bond Fund	$17,244	$4,955
Rockefeller Intermediate Tax Exempt New York Bond Fund	$15,476	$4,242

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$53,521	$18,407
Rockefeller Core Taxable Bond Fund	$4,562	$1,490
Rockefeller Intermediate Tax Exempt National Bond Fund	$4,451	$1,482
Rockefeller Intermediate Tax Exempt New York Bond Fund	$4,377	$1,455

The Funds each have a line of credit with US Bank (see Note 8).

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2016, and owed as of November 30, 2016 are as follows:

CCO	Incurred	Owed
Rockefeller Equity Allocation Fund	$8,022	$2,674
Rockefeller Core Taxable Bond Fund	$7,991	$2,682
Rockefeller Intermediate Tax Exempt National Bond Fund	$8,037	$2,687
Rockefeller Intermediate Tax Exempt New York Bond Fund	$8,037	$2,687

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund
	Year Ended	Period Ended
	November 30, 2016	November 30, 2015(1)
Shares Sold	3,200,034	6,957,126
Shares Reinvested	24,955	8,091
Shares Redeemed	(924,805)	(250,385)
Net Increase	2,300,184	6,714,832

Rockefeller Core Taxable Bond Fund
	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares Sold	963,707	1,313,750
Shares Reinvested	225,450	91,610
Shares Redeemed	(1,138,096)	(826,993)
Net Increase	51,061	578,367

Rockefeller Intermediate Tax Exempt National Bond Fund
	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares Sold	870,327	1,583,547
Shares Reinvested	23,848	30,810
Shares Redeemed	(462,263)	(661,443)
Net Increase	431,912	952,914

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares Sold	703,780	502,993
Shares Reinvested	11,419	46,742
Shares Redeemed	(1,073,000)	(197,235)
Net Increase/(Decrease)	(357,801)	352,500

(1)	The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2016, are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$67,401,066	$45,193,985	$—	$—
Rockefeller Core
Taxable Bond Fund	$23,086,879	$20,325,307	$16,491,311	$18,337,080
Rockefeller Intermediate
Tax Exempt National
Bond Fund	$36,405,303	$30,327,477	$—	$—
Rockefeller Intermediate
Tax Exempt New York
Bond Fund	$22,848,465	$25,467,928	$—	$—

(8)	Line of Credit

At November 30, 2016, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund, and the Rockefeller Intermediate Tax Exempt New York Bond Fund each had lines of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature August 11, 2017.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest will be accrued at 3.50%.  The Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund and the Rockefeller Intermediate New York Bond Fund did not utilize their lines of credit during the year ended November 30, 2016.

The Rockefeller Intermediate Tax Exempt National Bond Fund utilized its line of credit during the year ended November 30, 2016. The following table provides information regarding the usage of the line of credit for the year ended November 30, 2016. There was no outstanding balance on the line of credit as of November 30, 2016.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2016

	Average	Maximum	Date of
Days	Amount of	Interest	Amount of	Maximum
Utilized	Borrowing	Expense	Borrowing	Borrowing
1	$38,000	$4	$38,000	2/29/2016

(9)	Subsequent Event

On December 22, 2016, the Funds declared and paid distributions from ordinary income to shareholders of record as of December 22, 2016, as follows:

	Ordinary	Long-Term	Short-Term
	Income	Capital Gains	Capital Gains
Rockefeller Equity Allocation Fund	$272,466	$—	$—
Rockefeller Core Taxable Bond Fund	$477,357	$511,655	$164,910
Rockefeller Intermediate Tax-Exempt
National Bond Fund	$185,424	$365,961	$156,941
Rockefeller Intermediate Tax-Exempt
New York Bond Fund	$63,653	$274,623	$148,789

Other than the aforementioned events, the Funds have evaluated events and transactions that have occurred subsequent to November 30, 2016 and determined there were no subsequent events that would require recognition or disclosure within the financial statements.

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Rockefeller Funds, comprising Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, Rockefeller Intermediate Tax Exempt New York Bond Fund, and Rockefeller Equity Allocation Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2016, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2016, the results of their operations, and the changes in their net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 27, 2017

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 2-3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Rockefeller Equity Allocation Fund, the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Rockefeller & Co., Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Jimmy C. Chang and David P. Harris, portfolio managers for the Rockefeller Equity Allocation Fund and Mark Iannarelli, portfolio manager for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of each Fund for the year-to-date and one-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index for the Equity Allocation Fund, the Barclays Capital U.S. Aggregate Bond Index for the Core Taxable Bond Fund, and the Barclays Capital 5-Year Municipal Bond Index for each of the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end allocation 85%+ equity funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate term bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate bond funds for the Intermediate Tax Exempt National Bond Fund and a peer group of U.S. open-end municipal New York intermediate bond funds for the Intermediate Tax Exempt New York Bond Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately managed account composites that were similar to the Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate Tax Exempt New York Bond Fund in terms of investment strategies.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed for the Rockefeller Equity Allocation Fund.

The Trustees noted the performance of the Equity Allocation Fund’s Institutional Class shares for each of the year-to-date and one-year periods ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees further noted for the quarter, one-year and since inception periods ended March 31, 2016, the Equity Allocation Fund’s performance lagged the MSCI All Country World Index.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

The Trustees noted the performance of the Core Taxable Bond Fund’s Institutional Class shares for the one-year period ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees also noted the performance of the Core Taxable Bond Fund’s Institutional Class shares for the year-to-date period ended April 30, 2016 was below the Morningstar Peer Group median.  The Trustees further noted for the quarter and since inception periods ended March 31, 2016, the Core Taxable Bond Fund’s performance lagged the Barclays U.S. Capital Aggregate Bond Index, but that the Fund outperformed the Index for the one-year period ended March 31, 2016.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser provided explanations for any differences.

The Trustees noted the performance of the Intermediate Tax Exempt National Bond Fund’s Institutional Class shares for each of the year-to-date and one-year periods ended April 30, 2016 fell below the Morningstar Peer Group median for each period, and, for the year-to-date period ended April 30, 2016, was the worst performing Fund in the Morningstar Peer Group.  The Trustees also noted that for the quarter, one-year and since inception periods ended March 31, 2016, the Intermediate Tax Exempt National Bond Fund’s performance was below the Barclays Capital 5-Year Municipal Bond Index.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser provided explanations for any differences.

The Trustees noted the performance of the Intermediate Tax Exempt New York Bond Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2016 fell below the Morningstar Peer Group median for each period, and was the worst performing Fund in the Morningstar Peer Group for each period.  The Trustees also noted that for the quarter, one-year and since inception periods ended March 31, 2016, the Intermediate Tax Exempt New York Bond Fund underperformed the Barclays Capital 5-Year Municipal Bond Index.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser provided explanations for any differences.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

relative to its Morningstar Peer Group, and the Adviser’s separately-managed account strategies, as applicable, as well as the fee waivers and expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations following the Funds’ inception and had not fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% fell within the third quartile, above the Morningstar Peer Group average of 0.58%, which fell within the second quartile.  The Trustees observed that the Equity Allocation Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.25% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.77%, which fell within the second quartile.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% fell between the first and second quartiles, below the Morningstar Peer Group average of 0.43%, which fell within the third quartile.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Core Taxable Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.72% for Institutional Class shares fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59%, which fell within the second quartile.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt National Bond Fund’s contractual management fee of 0.35% fell within the second quartile, compared to the Morningstar Peer Group average of 0.42%, which fell within the third quartile.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.85% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.58%, which fell within the third quartile.  The Trustees also compared the fees paid by the Intermediate Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt New York Bond Fund’s contractual management fee of 0.35% fell within the second quartile, below the Morningstar Peer Group average of 0.44%, which also fell within the second quartile.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund’s total

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

expense ratio (net of fee waivers and expense reimbursements) of 0.85% for Institutional Class shares fell in the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.70%, which fell within the third quartile.  The Trustees also compared the fees paid by the Intermediate Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Funds’ expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Funds’ management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of each Fund and its shareholders.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information

Tax Information

For the period ended November 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	100%
Rockefeller Core Taxable Bond Fund	—%
Rockefeller Intermediate Tax Exempt National Bond Fund	—%
Rockefeller Intermediate Tax Exempt New York Bond Fund	—%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2016 was as follows:

Rockefeller Equity Allocation Fund	91.10%
Rockefeller Core Taxable Bond Fund	—%
Rockefeller Intermediate Tax Exempt National Bond Fund	—%
Rockefeller Intermediate Tax Exempt New York Bond Fund	—%

For the period ended November 30, 2016, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Rockefeller Equity Allocation Fund	—%
Rockefeller Core Taxable Bond Fund	38.36%
Rockefeller Intermediate Tax Exempt National Bond Fund	94.72%
Rockefeller Intermediate Tax Exempt New York Bond Fund	99.40%

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
one portfolio).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	37	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
one portfolio).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Jonas B. Siegel	Trustee	Indefinite	Retired	37	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 73		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	37	Trustee,
615 E. Michigan St.	and	Term; Since	Officer (2016–		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	present);		(an open-end
Age: 54		2001	Executive Vice		investment
			President, U.S.		company with
			Bancorp Fund		ten portfolios);
			Services, LLC		Trustee, USA
			(1994–present).		MUTUALS (an
open-end
investment
company with
one portfolio).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 56	President	July 1,	Services, LLC
	and Anti-	2014	(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President, Ariel
Investments, LLC
(2003–2010).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 35		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC
(May 2010–April 2012).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 29		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 29		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York 10020

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 2, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$102,700	$95,000
Audit-Related Fees	0	0
Tax Fees	$18,600	$17,100
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 2, 2016.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title /s/ John Buckel
  John Buckel, President

Date  February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  February 3, 2017

By (Signature and Title)*  /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  February 3, 2017

* Print the name and title of each signing officer under his or her signature.